T. Rowe Price New York Tax-Free Bond Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2025

Effective August 1, 2026, the T. Rowe Price New York Tax-Free Bond Fund will change its name to the T. Rowe Price New York Municipal Bond Fund.

The fund has adopted the following 80% investment policy:

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds that pay interest exempt from federal, New York state, and New York City income taxes, and at least 80% of the fund’s income is expected to be exempt from federal, New York state, and New York City income taxes.

The fund’s Board of Directors has approved changing the 80% investment policy to the following:

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds whose income is exempt from regular federal and New York state income taxes.

The fund’s Board of Directors has also approved eliminating the fund’s current policy that allows up to 20% of the fund’s income to be derived from securities subject to the alternative minimum tax (AMT).

The change to the fund’s 80% investment policy and elimination of the AMT policy are also subject to shareholder approval to become effective. Accordingly, the changes are being proposed for approval at a special shareholder meeting scheduled for June 25, 2026. Proxy materials describing the proposed changes and the rationale are expected to begin mailing to shareholders on or about April 10, 2026. All shareholders who hold shares of the fund at the close of business on March 27, 2026, are eligible to vote on the proposed changes.

The proposed changes are intended to provide the fund with greater long-term flexibility in executing its investment program, align the policies with the fund’s new name, and reduce potential compliance risks for the fund, although the changes are not expected to substantially affect the way the fund is currently managed.

If the proposed changes are approved by shareholders, the new 80% investment policy and elimination of the AMT policy are expected to become effective on August 1, 2026. If either proposed change is not approved by shareholders, the name change will still become effective on August 1, 2026.

The date of this supplement is March 20, 2026.

F74-041 3/20/26